Putnam
New York
Investment Grade
Municipal Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-00

[SCALE LOGO OMITTED]


FROM THE CHAIRMAN

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal year 2000. In the following report, the fund's manager discusses performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam New York Investment Grade Municipal Trust that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. As of July 1, 2000, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 21, 2000


REPORT FROM THE FUND MANAGER

Richard P. Wyke

Although it is still wavering from a year of steady interest-rate increases, the municipal bond market may slowly be approaching the point at which the news gets better. It may not seem like good news, but a responsible Federal Reserve Board, like the one we have, is positive for bond investors. To be sure, Fed policy and rising interest rates have had a negative effect on bond prices, as evidenced by the performance of Putnam New York Investment Grade Municipal Trust for the 12 months ended April 30, 2000. However, in the longer run, short-term interest-rate increases should keep inflation, the bond market's worst enemy, under control.

Total return for 12 months ended 4/30/00

                   NAV            Market price
----------------------------------------------
                 -2.61%              -7.75%
----------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.

* HIGH LEVEL OF INCOME SHOULD COMFORT INVESTORS

While long-term insured municipal bonds have historically yielded about 85% of comparable 30-year U.S. Treasury bonds, that ratio is now above 95%. That close relationship translates into an attractive level of tax-free income for most municipal bond funds, including your fund.

There is a reason for this close relationship between Treasury bonds and municipal bonds. The Treasury's highly publicized debt buyback program has shrunk the supply of outstanding long-term bonds at the same time that investors are demanding the relative safety of government bonds. Consequently, because of the relationship of supply and demand, Treasury bond prices have risen while yields have moved down, closer to municipal bond yields.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospital/
health care             22.5%

Education               15.5%

Transportation          11.8%

Utilities                8.8%

Water and sewer          6.3%

Footnote reads:
*Based on net assets as of 4/30/00. Holdings will vary over time.


* LOWER TIER OF INVESTMENT-GRADE SECTOR OFFERS OPPORTUNITY

We are working hard to maintain the fund's relatively high level of tax-free income. One way we seek to do this is by looking for securities at the lower end of the investment-grade spectrum -- primarily BBB/Baa-rated credits. This is the point at which we rely heavily on the expertise of our analytical team because there is intense competition, especially in New York City and among the state agencies, for a limited supply of lower-tier investment-grade bonds. Because of the strong economy, aggressive tax cuts, and a sizable budget surplus, the state of New York has seen a fair amount of credit upgrades among its cities, counties, and developmental authorities, so it is currently difficult to find the BBB/Baa-rated issuers.

One attractive purchase in the fund came from a sector that has been under considerable pressure: the hospital/health-care sector. The pressure began with the Balanced Budget Act of 1997 and has negatively affected hospital revenues ever since. The situation grew worse with the excess of hospitals and beds, the growth of managed care, and the many unsuccessful acquisitions that took place in the past few years. Our analysts now believe that there is justification for a more optimistic outlook for the health-care sector because there are rumblings of further relief from Congress as well as signs of better management.



[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 34.0%

AA/Aa -- 15.7%

A -- 33.9%

BBB/Baa -- 16.4%

Footnote reads:
*As a percentage of market value as of 4/30/00. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Because the sector offers a great deal of lower-tier investment grade bonds with relatively high yields, it currently is the largest industry sector in the portfolio. And higher risk, if selectively taken, can mean opportunity. After careful analysis, we purchased Baa1-rated revenue bonds issued by the New York Dormitory Authority for renovations to the Mount Sinai Medical Center.

* BOND MARKETS CONTINUE TO FACE PRESSURE NEAR TERM

When interest rates are rising, a natural reaction among investors can be to buy guaranteed certificates of deposit in preference to tax-free bond fund investments because the unchanging income from CDs seems more appealing. In such an environment, however, investors may find they end up with only one to two years of attractive income and are then out of the bond market during the period of its strongest returns -- just when the direction of interest rates turns around. The investment value and return on bond funds, of course, will fluctuate with the market. Although the principal value of CDs is generally insured and their rate of return is fixed, CDs may be subject to penalties for early withdrawals and the income they provide is fully taxable.

As of the writing of this report, the Fed has adopted a more aggressive stance in its fight against inflation, pushing short-term interest rates up for the sixth time in the past year, this time by half a percentage point. This was the first time the central bank raised rates that sharply in more than five years. Surprisingly, throughout all of the Fed's rate increases, the economic boom has continued, growth has accelerated, and unemployment has declined.

With more interest rate increases to come if economic activity does not slow, the markets are likely to be unstable in the near term. Once economic data such as retail sales and housing sales reports reveal that economic growth is finally slowing, bond markets, including the municipal bond market, should perform better.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/00

                                       Lehman Brothers
                              Market      Municipa1     Consumer
(common shares)      NAV      price      Bond Index   price index
------------------------------------------------------------------
1 year             -2.61%     -7.75%       -0.92%        3.01%
------------------------------------------------------------------
5 years            28.76      19.51        33.34        12.71
Annual average      5.19       3.63         5.92         2.42
------------------------------------------------------------------
Life of fund       47.38      28.77        53.79        20.56
(since 11/27/92)
Annual average      5.37       3.47         5.98         2.55
------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/00

-----------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------
Number                                        12
-----------------------------------------------------------
Income                                      $0.810
-----------------------------------------------------------
Capital gains1                                --
-----------------------------------------------------------
  Total                                     $0.810
-----------------------------------------------------------
Preferred shares Series A (200 shares)
-----------------------------------------------------------
Income                                   $1,610.58
-----------------------------------------------------------
Capital gains1                                --
-----------------------------------------------------------
  Total                                  $1,610.58
-----------------------------------------------------------
Share value (common shares)          NAV      Market price
-----------------------------------------------------------
4/30/99                            $14.03        $13.875
-----------------------------------------------------------
4/30/00                             12.81         12.000
-----------------------------------------------------------
Current return (common shares/end of period)
-----------------------------------------------------------
Current dividend rate2               6.32%          6.75%
-----------------------------------------------------------
Taxable equivalent3                 11.71          12.50
-----------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes combined 46.02% federal, New York state and New York City tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most recent calendar quarter)

                                            Market
(common shares)                    NAV      price
-------------------------------------------------
1 year                           -1.59%    -12.03%
-------------------------------------------------
5 years                          30.29      22.13
Annual average                    5.44       4.08
-------------------------------------------------
Life of fund                     48.74      26.05
(since 11/27/92)
Annual average                    5.56       3.20
-------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset values, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended April 30, 2000

To the Trustees and Shareholders of Putnam New York
Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Investment Grade Municipal Trust (the "fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 9, 2000




THE FUND'S PORTFOLIO
April 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds


MUNICIPAL BONDS AND NOTES (100.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING(RAT)         VALUE
New York (91.3%)
-------------------------------------------------------------------------------------------------------------------
     $      860,000 Ithaca, Hsg. Corp. Mtge. Rev. Bonds (Eddygate
                    Park Apts.), 9s, 6/1/06                                               BBB+/P   $        866,450
          1,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               Baa1              877,500
            500,000 Metropolitan Trans. Auth. Svcs. Contract Rev. Bonds
                    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 A                 504,375
          1,000,000 Niagara Falls NY City School Dist. COP,
                    5 7/8s, 6/15/19                                                       Baa3              958,750
                    NY City, G.O. Bonds
          1,385,000 Ser. A, 8s, 8/15/19                                                   AAA             1,462,906
            235,000 Ser. B, 6 3/4s, 10/1/17                                               A3                248,513
            500,000 Ser. I, 6 1/4s, 4/15/17                                               A3                517,500
             25,000 Ser. I, 6 1/4s, 4/15/17 Prerefunded                                   A3                 26,813
             65,000 Ser. D, 6s, 2/15/25                                                   A3                 64,431
             50,000 Ser. D, 6s, 2/15/25 Prerefunded                                       A3                 52,438
          1,000,000 Ser. F, 5 7/8s, 8/1/24                                                A3                976,250
          1,155,000 Ser. F, 5 3/4s, 2/1/19                                                A3              1,129,013
          2,000,000 NY City, G.O. Bonds IFB, AMBAC, 6.82s, 9/1/11 (SEG)                   Aaa             2,102,500
          1,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds (Terminal
                    One Group), 6s, 1/1/15                                                A               1,000,000
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (American Airlines, Inc.)
          1,525,000 6.9s, 8/1/24                                                          Baa1            1,563,125
          1,500,000 5.4s, 7/1/20                                                          Baa1            1,291,875
          1,500,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. A, 4 3/4s, 6/15/31                                               Aaa             1,218,750
                    NY State Dorm. Auth. Rev. Bonds
          1,500,000 (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                         Aa2             1,762,500
          2,000,000 (Cornell U.), Ser. A, 7 3/8s, 7/1/20                                  Aa2             2,047,100
          1,000,000 (Mnt. Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25                            Baa1              989,000
          2,000,000 (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 2/15/27                    A               1,905,000
          1,500,000 (Dept. of Hlth.), 5 1/2s, 7/1/25                                      A               1,374,375
          1,190,000 (City U. Syst. Construction), Ser. 1, 5 1/4s, 7/1/17                  A               1,099,263
          2,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                    Ser. A, 7 1/2s, 1/1/26                                                A1              2,028,680
          1,000,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Niagra Mohawk Pwr. Corp.), Ser. A,
                    FGIC, 7.2s, 7/1/29                                                    Aaa             1,091,250
          1,600,000 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (State Wtr. Revolving Fund), Ser. A,
                    7 1/2s, 6/15/12                                                       Aa              1,636,688
          2,000,000 NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                    Rev. Bonds, Ser. A, 5 7/8s, 9/15/14                                   A               2,005,000
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            360,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                      A                 379,350
            940,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18
                    Prerefunded                                                           A                 998,750
          1,720,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    6.65s, 8/15/32                                                        Aa2             1,778,050
             80,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    6.65s, 8/15/32 Prerefunded                                            Aa2                84,700
          1,800,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                    FHA Insd., 6.6s, 2/15/31                                              AAA             1,910,250
          1,800,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    FHA Insd., 6 3/8s, 8/15/29                                            AAA             1,860,750
          2,075,000 NY State Urban Dev. Corp. Rev. Bonds,
                    7 1/2s, 4/1/20                                                        Aaa             2,173,521
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Bristol-Meyers Squibb Co.), 5 3/4s, 3/1/24                           Aaa               962,500
          1,400,000 Port Auth. NY & NJ Cons. Rev. IFB, 8.53s, 8/1/26
                    (acquired 7/19/93, $1,687,700) (RES)                                  A1              1,487,500
                                                                                                   ----------------
                                                                                                         42,435,416

Puerto Rico (9.0%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 PR Elec. Pwr. Auth. IFB, FSA, 6.58s, 7/1/23                           Aaa             1,610,625
          1,012,872 PR Hsg. Fin. Corp. Rev. Bonds (Bayamon Hsg. Dev.),
                    FHA Insd., 7 1/2s, 7/1/21                                             BBB+/P          1,117,956
          1,365,000 PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac. Rev. Bonds,
                    Ser. L, 6 7/8s, 7/1/21                                                Aaa             1,445,194
                                                                                                   ----------------
                                                                                                          4,173,775
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $47,674,431) (b)                                       $     46,609,191
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $46,503,863.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $47,747,720, resulting in gross unrealized appreciation and depreciation of $595,345 and $1,733,874, respectively, or net unrealized depreciation of $1,138,529.

(RES) Restricted, excluding 144A securities, as to public resale.
      The total market value of restricted securities held at April 30, 2000 was $1,487,500 or 3.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at April 30, 2000.

      The fund had the following industry group concentrations greater than 10% at April 30, 2000 (as a percentage of net assets):

            Hospital/health care    22.5%
            Education               15.5
            Transportation          11.8

      The fund had the following insurance concentration greater than 10% at April 30, 2000 (as a percentage of net assets):

            FHA Insd.               10.5%

----------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2000
                                  Aggregate Face  Expiration     Unrealized
                   Total Value         Value         Date       Appreciation
----------------------------------------------------------------------------
Municipal Bond Index
(Long)              $4,381,281      $4,346,239      Jun-00         $35,042
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $47,674,431) (Note 1)                                          $46,609,191
-------------------------------------------------------------------------------------------
Cash                                                                                397,805
-------------------------------------------------------------------------------------------
Interest receivable                                                                 777,867
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                       5,875
-------------------------------------------------------------------------------------------
Total assets                                                                     47,790,738

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               192,151
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    994,908
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         80,346
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,490
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        10,899
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            325
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                6,756
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,286,875
-------------------------------------------------------------------------------------------
Net assets                                                                      $46,503,863

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed  preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                      $10,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)          39,510,376
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         46,668
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,022,983)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (1,030,198)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $46,503,863

Net assets available to:
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $10,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       24,986
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                $10,024,986
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $36,478,877
-------------------------------------------------------------------------------------------
Net asset value per common share
($36,478,877 divided by 2,847,092 shares)                                            $12.81
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2000
Tax exempt interest income:                                                      $3,082,036
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    332,431
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       46,203
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     9,342
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,118
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              10,736
-------------------------------------------------------------------------------------------
Registration fees                                                                        75
-------------------------------------------------------------------------------------------
Auditing                                                                             71,876
-------------------------------------------------------------------------------------------
Legal                                                                                 4,675
-------------------------------------------------------------------------------------------
Postage                                                                               3,053
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               38,278
-------------------------------------------------------------------------------------------
Exchange listing fees                                                                   667
-------------------------------------------------------------------------------------------
Other                                                                                17,784
-------------------------------------------------------------------------------------------
Total expenses                                                                      539,238
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (17,869)
-------------------------------------------------------------------------------------------
Net expenses                                                                        521,369
-------------------------------------------------------------------------------------------
Net investment income                                                             2,560,667
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (179,555)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (341,567)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                                (2,879,218)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (3,400,340)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(839,673)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year ended       Year ended
                                                                         April 30         April 30
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 2,560,667      $ 2,593,427
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (521,122)        (126,307)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (2,879,218)         359,370
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                (839,673)       2,826,490
--------------------------------------------------------------------------------------------------

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                               (322,116)        (312,726)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $24,986 and
$18,986, respectively)                                                 (1,161,789)       2,513,764
--------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (2,305,712)      (2,308,606)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (3,467,501)         205,158

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      49,971,364       49,766,206
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $46,668 and $113,829, respectively)                         $46,503,863      $49,971,364
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                  2,847,092        2,847,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                               200              200
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------

Per-share
operating performance                                     Year ended April 30
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                $14.03       $13.96       $13.49       $13.54       $13.50
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .90          .91          .95          .95          .98
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.19)         .08          .45         (.07)         .07
------------------------------------------------------------------------------------------------
Total from investment operations        (.29)         .99         1.40          .88         1.05
------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------
Net investment income:
------------------------------------------------------------------------------------------------
To preferred shareholders               (.12)        (.11)        (.12)        (.12)        (.13)
------------------------------------------------------------------------------------------------
To common shareholders                  (.81)        (.81)        (.81)        (.81)        (.88)
------------------------------------------------------------------------------------------------
Total distributions                     (.93)        (.92)        (.93)        (.93)       (1.01)
------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $12.81       $14.03       $13.96       $13.49       $13.54
------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $12.000      $13.875      $13.625      $12.875      $13.000
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at market
value  (common shares)(%)(a)           (7.75)        7.82        12.12         5.34         1.78
------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $46,504      $49,971      $49,766      $48,434      $48,583
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)            1.44         1.32         1.31         1.44         1.34
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            5.96         5.66         5.90         6.10         6.19
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)             3.32        24.04        18.22        49.71        84.87
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment.

  (b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

  (c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
April 30, 2000

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management') the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2000, the fund had a capital loss carryover of approximately $1,689,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $765,000    April 30, 2004
       492,000    April 30, 2005
       432,000    April 30, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2000 was 3.50%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, unrealized gains and losses on certain futures contracts, paydown adjustment for mortgage backed securities, and prior year straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended April 30, 2000, the fund required no such reclassifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 2000, fund expenses were reduced by $17,869 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $423 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,382,720 and $1,546,920, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2000, no such restrictions have been placed on the fund.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


RESULTS OF OCTOBER 7, 1999 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                                               Common Shares
                                                             Votes
                                        Votes for           withheld

Jameson Adkins Baxter                   2,574,241           41,482
Hans H. Estin                           2,573,771           41,952
Ronald J. Jackson                       2,575,131           40,592
Paul L. Joskow                          2,575,131           40,592
Elizabeth T. Kennan                     2,573,431           42,292
Lawrence J. Lasser                      2,575,131           40,592
John H. Mullin III                      2,573,731           41,992
William F. Pounds                       2,574,091           41,632
George Putnam                           2,575,131           40,592
George Putnam, III                      2,575,131           40,592
A.J.C. Smith                            2,574,121           41,602
W. Thomas Stephens                      2,572,721           43,002
W. Nicholas Thorndike                   2,574,441           41,282

                                              Preferred Shares
                                                             Votes
                                        Votes for           withheld

John A. Hill                                  197                0
Robert E. Patterson                           197                0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares -- 2,570,279 votes for, and 3,092 votes against, with 42,352 abstentions.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


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